UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2011

VERISIGN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

21355 Ridgetop Circle, Dulles, VA	20166
(Address of Principal Executive Offices)	(Zip Code)

(703) 948-3200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 7, 2011, Brian G. Robins resigned from his position as Executive Vice President and Chief Financial Officer of VeriSign, Inc. (“VeriSign” or the “Company”), effective September 7, 2011 and his last day as an employee with the Company will be September 30, 2011.

The press release attached hereto as Exhibit 99.1 announces this change to the Company’s management team.

Item 7.01.	Regulation FD Disclosure.

(a) On September 8, 2011, the Company announced that it is reaffirming its 2011 guidance. The press release attached hereto as Exhibit 99.1 also announces the reaffirmance of guidance.

The information in Item 7.01 of this Form 8-K and the portion of the Exhibit attached hereto, insofar as it relates to the Company’s guidance for 2011, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Concerning Forward-Looking Statements

The earnings guidance set forth in this report constitutes a forward-looking statement within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause Verisign’s actual results to differ materially from those stated or implied by such forward-looking statements. The potential risks and uncertainties include, among others, the uncertainty of future revenue and profitability and potential fluctuations in quarterly operating results due to such factors as increasing competition, pricing pressure from competing services offered at prices below our prices and changes in marketing practices including those of third-party registrars; the sluggish economic recovery; challenges to ongoing privatization of Internet administration; the outcome of legal or other challenges resulting from our activities or the activities of registrars or registrants; new or existing governmental laws and regulations; changes in customer behavior, Internet platforms and web-browsing patterns; the inability of Verisign to successfully develop and market new services; the uncertainty of whether our new services will achieve market acceptance or result in any revenues; system interruptions; security breaches; attacks on the Internet by hackers, viruses, or intentional acts of vandalism; the uncertainty of the expense and duration of transition services and requests for indemnification relating to completed divestitures; the uncertainty of whether Project Apollo will achieve its stated objectives; potential introduction of new gTLDs; the uncertainty of whether the .com Registry Agreement renewal will occur by December 1, 2012, if at all; and when an interim Chief Financial Officer will be named. More information about potential factors that could affect the company’s business and financial results is included in Verisign’s filings with the Securities and Exchange Commission, including in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Verisign undertakes no obligation to update any of the forward-looking statements after the date of this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Text of press release of VeriSign, Inc. issued on September 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: September 8, 2011	By:	/s/ Richard H. Goshorn
Richard H. Goshorn
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Text of press release of VeriSign, Inc. issued on September 8, 2011.

4